UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 31, 2005
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                         GENESIS TECHNOLOGY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


           Florida                      333-86347               65-1130026
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


      7900 Glades Road, Suite 420, Boca Raton, Florida            33434
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         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (561) 988-9880
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Genesis Technology Group, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On May 31, 2005, Fernando Praca submitted his resignation as Director of Genesis Technology Group, Inc. effective May 31, 2005 in order pursue other business opportunities. Mr. Praca's resignation statement indicated no disagreement relating to our operations, policies or practices. Additionally, due to the discontinuation of operations of our subsidiary Extrema on May 1, 2005, Mr. Praca resigned as Extrema's Chief Executive Officer.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GENESIS TECHNOLOGY GROUP, INC.
                                        ------------------------------
                                               (Registrant)

Date: June 3, 2005


                                        By: /s/ Gary Wolfson
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                                            Name:  Gary Wolfson
                                            Title: Chief Executive Officer



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